UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2024

BLUE OWL CREDIT INCOME CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01369	85-1187564
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

399 Park Avenue
New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 1.01 – Entry into a Material Definitive Agreement

On August 9, 2024 (the “Amendment Date”), Core Income Funding II LLC (“Core Income Funding II”), a subsidiary of Blue Owl Core Income Corp. (the “Company”), entered into (i) a Joinder Agreement with Deutsche Bank AG, London Branch and (ii) Amendment No. 8 (the “Amendment” and the facility as amended, the “Secured Credit Facility”), which amended that certain Loan Financing and Servicing Agreement, dated as of October 5, 2021 (such agreement, the “Original LFSA” and the Original LFSA as amended by Amendment No. 1, dated as of October 27, 2021, Amendment No. 2, dated as of December 20, 2021, Amendment No. 3, dated as of February 18, 2022, Amendment No. 4, dated as of April 11, 2022, Amendment No. 5, dated as of May 3, 2022 and the Joinder Agreement of Webster Bank, N.A, dated as of July 11, 2022, and Amendment No. 6, dated as of August 1, 2022 and Amendment No. 7, dated as of March 7, 2024), by and among Core Income Funding II, as borrower, the Company, as equityholder and services provider, the lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as Facility Agent, State Street Bank and Trust Company, as Collateral Agent and Alter Domus (US) LLC, as Collateral Custodian. Among other changes, the Amendment: (i) replaced Alter Domus (US) LLC with State Street Bank and Trust Company as Collateral Custodian, (ii) decreased the Facility Amount from $1,800,000,000 to $1,500,000,000, (iii) added an additional agent and lender, (iv) amended the Applicable Margin to 2.15%, (v) extended the Revolving Period to October 5, 2026 and the Facility Termination Date to October 5, 2028, (vi) added the ability to draw in CAD, Euro and GBP, (vii) amended the Reduction Fee schedule and certain facility fees and expenses and (viii) amended the Undrawn Fees to be paid during the Revolving Period.

Borrowings of Core Income Funding II are considered our borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.

Item 2.03 – Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 8 to the Loan Financing and Servicing Agreement, dated as of August 9, 2024, among Core Income Funding II, as Borrower, Blue Owl Credit Income Corp., as Equityholder and Services Provider, the Lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as Facility Agent, the other parties thereto, State Street Bank and Trust Company, as Collateral Agent and Alter Domus (US) LLC, as Collateral Custodian.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Blue Owl Credit Income Corp.

August 15, 2024	By:	/s/ Bryan Cole
	Name:	Bryan Cole
	Title:	Chief Operating Officer and Chief Financial Officer